Exhibit 10.10

INTELLECTUAL PROPERTY SECURITY AGREEMENT

        THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (as the same may be amended, restated, modified and/‘or supplemented from time to time, the “Agreement”), dated as of June 30, 2006, is made by TRUEYOU.COM INC., a Delaware corporation (“TrueYou”), Klinger Advanced Aesthetics, Inc., a Delaware corporation (“KAAI”), Klinger Advanced Aesthetics, LLC, a Delaware limited liability company (“KAAL”), and Advanced Aesthetics, LLC, a Delaware limited liability company (“AAL”, together with TrueYou, KAAI and KAAL, each a “Grantor” and collectively, the “Grantors”), in favor of LAURUS MASTER FUND, LTD. (“Laurus”).

        WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof by and between TrueYou and Laurus (as from time to time amended, restated, supplemented or otherwise modified, the “Purchase Agreement”), Laurus has agreed to provide financial accommodations to TrueYou;

        WHEREAS, it is a condition precedent for Laurus to make the financial accommodations under the Purchase Agreement that KAAI, KAAL and AAL (collectively, the “Guarantors”) guaranty the obligations of TrueYou under the Purchase Agreement pursuant to a Subsidiary Guaranty dated the date hereof;

        WHEREAS, it is a condition precedent to the availability of the financial accommodations under the Purchase Agreement that the Grantors shall have granted the security interests contemplated by this Agreement in order to secure the payment and performance of the Obligations;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

        Section  1.  DEFINED TERMS.

        (a)  When used herein the following terms shall have the following meanings:

        “Copyrights” means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

        “Copyright Licenses” means all written agreements naming any Grantor as licensor or licensee, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

        “General Intangibles” shall have the meaning provided thereto in Section 9-102 of the UCC, as amended, restated or otherwise modified from time to time.

        “Master Security Agreement” shall have the meaning provided thereto in Section 5 hereof.

        “Obligations” shall have the meaning provided thereto in the Master Security Agreement.

        “Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions of such letters patent, (b) all applications for letters patent of the United States or any other county and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

        “Patent Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

        “Trademarks” means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, services marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, or otherwise, and all common-law rights thereto, and (b) the right to obtain all renewals thereof.

        “Trademark Licenses” means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

        “UCC” shall have the meaning provided thereto in the Master Security Agreement.

        (b)     All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement.

        Section  2.   GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL.   To secure the complete and timely payment of all the Obligations of the Grantors now or hereafter existing from time to time, each Grantor hereby grants to Laurus a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):

(a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

(c) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

(d) all reissues, continuations or extensions of the foregoing;

(e) all goodwill of the business connected with the use of, and symbolized by each Trademark; and

      (f)   all products and proceeds of the foregoing, including, without limitation, any claim by any Grantor against third parties for past, present or future (i) infringement of any Patent or Patent licensed under any Patent License, (ii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, and (iv) infringement of any Copyright or Copyright licensed under any Copyright License.

        Section 3.   REPRESENTATIONS AND WARRANTIES.   Each Grantor represents and warrants that such Grantor does not have any interest in, or title to, any registered or applied for Patent, Trademark or Copyright except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto. To each Grantor’s knowledge, such Grantor’s Patents, Trademarks and Copyrights are valid and enforceable and either owned or licensed by the indicated Grantor and there is no claim that the use of any of such Grantor’s Patents, Trademarks and Copyrights violates the rights of any third person. This Agreement is effective to create a valid and continuing lien on and security interests in favor of Laurus in all of each Grantor’s Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, such Grantor. Upon filing of this Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Laurus’ Lien on each Grantor’s Patents, Trademarks and Copyrights shall have been duly taken.

        Section 4.   COVENANTS.   Each Grantor covenants and agrees with Laurus that from and after the date of this Agreement:

      (a)   Such Grantor shall notify Laurus immediately if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

      (b)   In the event that such Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, such Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Laurus) upon request of Laurus to evidence Laurus’ lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

      (c)  Such Grantor shall take all actions reasonably necessary or requested by Laurus to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings except where such failure to take action is in no way material to the conduct of its business or operations.

      (d)   In the event that any of the Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Laurus promptly after such Grantor learns thereof. Each Grantor shall, unless it shall reasonably determine that such Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Laurus shall deem appropriate under the circumstances to protect such Collateral.

        Section 5.   MASTER SECURITY AGREEMENT.   The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Laurus by each Grantor pursuant to the Master Security Agreement, dated as of the date hereof, between Grantor and Laurus (as supplemented, amended, restated or otherwise modified from time to time, the “Master Security Agreement”). Each Grantor hereby acknowledges and affirms that the rights and remedies of Laurus with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Master Security Agreement, all of the terms and provisions of the Master Security Agreement are incorporated by reference herein as if fully set forth herein, and in the event of any conflict, the applicable term or provision of the Master Security Agreement shall control.

        Section 6.   REINSTATEMENT.   This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        SECTION 7.   INDEMNIFICATION.   (A) Each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks and/or Copyrights and the Grantors hereby, jointly and severally, indemnify and hold Laurus harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of any Grantor’s operations of its business from the use of the Patents, Trademarks and/or Copyrights; and (B) in any suit, proceeding or action brought by Laurus under any Patent License, Trademark License or Copyright License for any sum owing thereunder, or to enforce any provisions of such license, the Grantors will, jointly and severally, indemnify and keep Laurus harmless from and against all expenses, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Laurus; in each case excluding all loss, damage or expense to the extent occasioned by the gross negligence, willful misconduct or bad faith of any such indemnified person as finally determined pursuant to applicable law

        Section 8.   NOTICES.   Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Purchase Agreement, which if to a Grantor shall be to the address of the Company as set forth therein.

        Section 9.   TERMINATION OF THIS AGREEMENT; AMENDMENTS.   Subject to Section 6 hereof, this Agreement shall terminate upon payment in full in cash of all Obligations and irrevocable termination of the Purchase Agreement. This Agreement may not be supplemented, modified, amended, restated, waived, extended, discharged or terminated orally. This Agreement may only be (i) supplemented, modified, amended or restated in a writing signed by the Grantors and either signed or consented to in a related writing signed by Laurus and (ii) waived, extended, discharged or terminated in a writing signed by the Grantors or Laurus, as the case may be, as the party against whom enforcement of any such waiver, extension, discharge or termination is sought.

        SECTION 10.   COUNTERPARTS.   This Agreement may be executed in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

        SECTION 11.   PROVISIONS OF THE PURCHASE AGREEMENT.   This Agreement is the IP Security Agreement referred to in the Purchase Agreement and other Documents.

        Section 12.  ENTIRE AGREEMENT.   This Agreement and the Master Security Agreement and the exhibits and schedules hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede and completely replace any and all (and no party shall be liable or bound to any other in any manner by any) prior or other representations, warranties, covenants, promises, assurances or other agreements or understandings (whether written, oral, express, implied or otherwise) with regard to the subjects hereof and thereof except as specifically set forth herein and therein.

[Signature Page to Follow]

        IN WITNESS WHEREOF, the Grantors have caused this Intellectual Property Security Agreement to be executed and delivered by their respective duly authorized officers as of the date first set forth above.

TRUEYOU.COM INC. By:______________________ Name: Title:

KLINGER ADVANCED AESTETICS, INC. By:______________________ Name: Title:

KLINGER ADVANCED AESTETICS, LLC By:________________________ Name: Title:

ACCEPTED and ACKNOWLEDGED by:
LAURUS MASTER FUND, LTD. By:________________________ Name: Title:

SCHEDULE I

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.   PATENT REGISTRATIONS

Patent	Reg. No.	Date

II.  PATENT APPLICATIONS

Patent	Reg. No.	Date

III.  PATENT LICENSES

Patent	Reg. No.	Date

SCHEDULE II

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.  TRADEMARK REGISTRATIONS

REG. NO	MARK	COUNTRY	REG. DATE

II.  TRADEMARK APPLICATIONS

APPLICATION NUMBER	MARK	COUNTRY	APPLICATION DATE

III.  TRADEMARK LICENSES

REG. NO	MARK	COUNTRY	REG. DATE

SCHEDULE III
TO
INTELLECTUAL PROPERTY SECURITY AGREEMENT

I.  COPYRIGHT REGISTRATIONS

Copyright	Reg. No.	Date

II.  COPYRIGHT APPLICATIONS

Copyright	Reg. No.	Date

III.  COPYRIGHT LICENSES

Copyright	Reg. No.	Date